FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED APRIL 1, 2019

TO THE SUMMARY PROSPECTUS AND PROSPECTUS FOR
THE GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND (THE “FUND”)
DATED AUGUST 31, 2018, AS SUPPLEMENTED FROM TIME TO TIME

Effective April 15, 2019, the Grandeur Peak International Opportunities Fund will no longer accept purchases through financial intermediaries unless the purchase is part of:

●	a retirement plan which held the Fund prior to this closure,

●	an automatic reinvestment of a distribution made by the Fund, or

●	a de minimis annual rebalancing approved by a member of the Grandeur Peak client team.

The Fund will remain open to new purchases from existing shareholders and to new shareholders who purchase directly from Grandeur Peak Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE